                                                                   Exhibit 99.16

                               POWERS OF ATTORNEY

The undersigned Officers and Trustees of the Nicholas-Applegate Institutional Funds, whose signatures appear below hereby make, constitute and appoint Charles
H. Field to be their true and lawful attorney and agent with the power to act without any other and with full power of substitution in connection with the proposed Reorganization of the Nicholas-Applegate International All-Cap Growth series of The Professionally Managed Portfolios into the Nicholas-Applegate Institutional Funds to execute, deliver and file in each of the undersigned Officers' and Trustees' capacity or capacities as shown below, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Nicholas-Applegate Institutional Funds to comply with the Securities Act of 1933, as amended, including any and all registration statements including, but not limited to, a registration statement on Form N-14, and any and all post-effective amendments to the Nicholas-Applegate Institutional Funds' registration statement, and any rules, regulations, orders or other requirement of shares or additional shares of the Nicholas-Applegate Institutional Funds or any of its series or classes thereof, and the registration of the Nicholas-Applegate Institutional Funds or any of its series under the Investment Company Act of 1940, as amended, including any and all amendments to the Nicholas-Applegate Institutional Funds' registration statement; and without limitation of the foregoing, the power and authority to sign the name of the Nicholas-Applegate Institutional Funds on its behalf, and to sign the names of each of such Trustees and Officers on their behalf, and said Officers and Trustees hereby grant to said attorney full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this Power of Attorney to the same extent and with the same effect as each of said Officers and Trustees might or could do personally in his capacity or capacities as aforesaid and each of said Officer and Trustees ratifies, confirms and approves all acts and things which said attorney might do or cause to be done by virtue of this Power of Attorney and his signature as the same may be signed by said attorney.

           NAME                                   TITLE                              DATE
/s/ Horacio Valeiras              Principal Executive Officer & Trustee         September 16, 2005
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Horacio Valeiras

/s/ Thomas Muscarella             Principal Financial Officer & Accounting      September 16, 2005
-----------------------------     Officer
Thomas Muscarella

/s/ George Keane                  Chairman of The Board & Trustee               September 16, 2005
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George Keane

/s/ Walter Auch                   Trustee                                       September 16, 2005
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Walter Auch

/s/ Darlene DeRemer               Trustee                                       September 16, 2005
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Darlene DeRemer